UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ZAGG INC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1).	Title of each class of securities to which transaction applies: _______________________________
	(2).	Aggregate number of securities to which transaction applies: _______________________________
	(3).	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________ ______________________________________________________________________________
	(4).	Proposed maximum aggregate value of transaction: _____________________________________
	(5).	Total fee paid: ___________________________________________________________________

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: __________________________________________________________

	(2)	Form, Schedule or Registration Statement No.: ________________________________________

	(3)	Filing Party: ___________________________________________________________________

	(4)	Date Filed: ____________________________________________________________________

Explanatory Note: We are refiling our Definitive Proxy Statement on Schedule 14A, which was originally filed with the Securities and Exchange Commission on April 20, 2015, in order to attach the ZAGG Inc Employee Stock Purchase Plan as Appendix A, which was omitted from the original filing. We expect that the Definitive Proxy Statement, the related proxy and Notice of Meeting will first be mailed to stockholders on or about May 1, 2015.

ZAGG INC

3855 SOUTH 500 WEST, SUITE J

SALT LAKE CITY, UTAH 84115

April 20, 2015

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of ZAGG Inc, scheduled to be held at 9:00 a.m. MDT, on June 11, 2015, at our headquarters located at 3855 South 500 West Suite J, Salt Lake City, Utah 84115.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered and acted upon at the meeting by the stockholders.

Your vote is very important. Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares as soon as possible. This will ensure representation of your shares at the Annual Meeting if you are unable to attend.

We are pleased to make these proxy materials available over the Internet, which we believe increases the efficiency and reduces the expense of our annual meeting process. As a result, we are mailing to stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) instead of paper copies of the Proxy Statement and our 2014 Annual Report on Form 10-K. The Internet Notice contains instructions on how to access those documents over the Internet or request that a full set of printed materials be sent to you. The Internet Notice also gives instructions on how to vote your shares.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Randall L. Hales

Randall L. Hales
President, Chief Executive Officer, and Director

ZAGG INC

3855 SOUTH 500 WEST, SUITE J

SALT LAKE CITY, UTAH 84115

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of ZAGG Inc (the “Company”) will be held as follows:

Date:	June 11, 2015
Time:	9:00 a.m., Mountain Daylight Time (MDT)
Place:	ZAGG Inc Headquarters 3855 S 500 W, Suite J Salt Lake City, UT 84115
Purposes:	(1) To elect five directors of the Company to serve until the next annual meeting of the stockholders and until a successor has been elected and qualified;

(2) To ratify the appointment of KPMG LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

(3) To provide an advisory approval of the compensation of our named executive officers;

(4) To approve the ZAGG Inc Employee Stock Purchase Plan; and

(5) To transact any other business that may properly come before the Annual Meeting and any additional adjournments.

Who Can Vote:	Stockholders at the close of business on April 13, 2015.
How You Can Vote:

Stockholders may vote electronically over the Internet, or by fax, or may request a complete set of traditional proxy materials and vote their proxy by mail. Stockholders may also vote in person at the Annual Meeting.

By Authorization of the Board of Directors,

/s/ Brandon T. O’Brien
Brandon T. O’Brien Chief Financial Officer, Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be Held on June 11, 2015.

The Proxy Statement and the 2014 Annual Report to Stockholders

are available at www.proxyvote.com.

ZAGG INC

3855 SOUTH 500 WEST, SUITE J

SALT LAKE CITY, UTAH 84115

PROXY STATEMENT

For the Annual Meeting of Stockholders

To be held June 11, 2015

OVERVIEW

Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ZAGG Inc, a Nevada corporation (“we,” “us,” “our,” the “Company” or “ZAGG”), for use in connection with the Annual Meeting of the Company’s Stockholders to be held on June 11, 2015 (the “Meeting”). This Proxy Statement, the accompanying Notice of Annual Meeting, proxy card and the Company’s 2014 Annual Report on Form 10-K, or alternatively a Notice of Internet Availability of Proxy Materials (the “Internet Notice”), will be mailed to stockholders on or about May 1, 2015. The Board is soliciting your proxy in an effort to give all stockholders of record the opportunity to vote on matters that will be presented at the Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.

What is a proxy?

A proxy is your legal designation of another person to vote on your behalf. You are giving the individuals appointed by the Board as proxies (Randall L. Hales and Brandon T. O’Brien) the authority to vote your shares in the manner you indicate.

Why did I receive more than one notice?

You may receive multiple notices if you hold your shares in different ways (e.g., joint tenancy, trusts, and custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your notice or other voting information from your broker. In any case, you should vote for each notice you receive.

Who is qualified to vote?

You are qualified to receive notice of and to vote at the Meeting if you owned shares of ZAGG common stock (the “Common Stock”) at the close of business on April 13, 2015 (the “Record Date”).

How many shares of Common Stock may vote at the Meeting?

As of the Record Date, there were 29,513,058 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter presented at the Meeting.

What is the difference between a “stockholder of record” and a “street name” holder?

If your shares are registered directly in your name with Empire Stock Transfer, the Company’s transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How can I vote on the proposals to be considered at the Meeting?

You may vote in person by attending the Meeting. You may also vote electronically over the Internet, or by fax, or you may request a complete set of traditional proxy materials and vote your proxy by mail. To vote your proxy using the Internet or fax, see the instructions on the proxy form and the Internet Notice and have the proxy form available when you access the Internet website. To vote your proxy by mail, mark your vote on the enclosed proxy card, then follow the instructions on the card.

2

If you hold your shares in street name, which means your shares are held of record by a broker, bank or nominee, you will receive a notice from your broker, bank or other nominee that includes instructions on how to vote your shares. Your broker, bank or nominee will allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone. In addition, you may request paper copies of the proxy statement and proxy card from your broker by following the instructions on the notice provided by your broker. If you hold shares in street name, you must obtain a legal proxy from the stockholder of record to vote in person at the Meeting.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1	FOR the election of all five nominees for director with terms expiring at the next annual meeting of the Company’s stockholders.

Proposal 2	FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2015.

Proposal 3	FOR approval on an advisory basis of the compensation of the named executive officers identified in the Summary Compensation Table below (“Named Executives”), as disclosed herein.

Proposal 4	FOR approval of the ZAGG Inc Employee Stock Purchase Plan.

What are my choices when voting?

Proposal 1	You may cast your vote in favor of up to five individual directors. You may vote for fewer than five directors if you choose. You may also abstain from voting for any or all of the nominees for director.

Proposal 2	You may cast your vote in favor of or against the proposal, or you may abstain from voting.

Proposal 3	You may cast your vote in favor of or against the proposal, or you may abstain from voting.

Proposal 4	You may cast your vote in favor of or against the proposal, or you may abstain from voting.

How will my shares be voted if I do not specify how they should be voted?

If you sign and return your proxy without indicating how you want your shares to be voted, the proxies appointed by the Board will vote your shares as follows:

Proposal 1	FOR the election of all five nominees for director with terms expiring at the next annual meeting of the Company’s stockholders.

Proposal 2	FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2015.

Proposal 3	FOR approval on an advisory basis of the compensation of the Named Executives, as disclosed herein.

Proposal 4	FOR approval of the ZAGG Inc Employee Stock Purchase Plan.

3

How will withheld votes, abstentions and broker non-votes be treated?

Withheld votes, abstentions, and broker non-votes will be deemed as "present" at the Meeting, and will be counted for quorum purposes only.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. As noted, broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal. We expect that your broker will have discretionary authority to vote your shares on the proposal for the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 (Proposal No. 2), based on this proposal being a routine matter. However, the broker will not have discretionary authority to vote your shares on the proposal to elect directors (Proposal No. 1), the proposal relating to the approval on an advisory basis of the compensation of the Named Executives, as disclosed herein (Proposal No. 3), and the proposal to approve the ZAGG Inc Employee Stock Purchase Plan (Proposal No. 4). Brokers holding shares beneficially owned by their clients no longer have the ability to cast votes with respect to election of directors or other non-routine matters unless they have received instructions from the beneficial owner of the shares. As a result, if you do not provide specific voting instructions to your record holder, that record holder will not be able to vote on Proposal No. 1, Proposal No. 3, or Proposal No. 4. It is therefore important that you provide voting instructions to your broker if your shares are held by a broker so that your vote with respect to the election of directors, compensation of our Named Executives and the ZAGG Inc Employee Stock Purchase Plan is counted.

Can I change or revoke my vote?

You may change or revoke your proxy before the time of voting at the Meeting in any of the following ways:

●	by mailing a revised proxy to the Secretary of the Company;

●	by changing your vote on the Internet website;

●	by faxing a revised proxy card; or

●	by voting in person at the Meeting.

If you hold your shares of Common Stock in street name, you may change or revoke the voting instructions you provide to your broker, bank or nominee by following the specific directions provided to you by your broker, bank or nominee, or, if you have obtained a legal proxy from your broker, bank or nominee, by attending the Meeting and voting in person.

What vote will be required to approve each proposal?

Proposal 1 provides that the five nominees with the most votes will be elected as directors of the Company. Abstentions with respect to any one or more nominees and broker non-votes will not be counted and will have no effect on the outcome of the voting for directors.

Proposal 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Broker non-votes are not counted for the purpose of determining whether a matter has been approved.

4

Proposal 3 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. The advisory vote on executive compensation is a non-binding advisory vote; however, the Compensation Committee and Board of Directors intend to consider the outcome of the vote when considering future executive compensation decisions. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Broker non-votes are not counted for the purpose of determining whether a matter has been approved.

Proposal 4 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Broker non-votes are not counted for the purpose of determining whether a matter has been approved.

Who will count the votes?

Representatives from Empire Stock Transfer, the Company’s transfer agent, or other individuals designated by the Board, will count the votes and serve as inspectors of election. Management anticipates that the inspectors of election will be present at the Meeting.

Who will pay the cost of this proxy solicitation?

The Company will pay the costs of soliciting proxies. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of the Common Stock.

Is this Proxy Statement the only way proxies are being solicited for use at the Meeting?

Yes. The Company does not intend to employ any other methods of solicitation.

How are proxy materials being delivered?

The Company is pleased to take advantage of U.S. Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish their proxy materials over the Internet. As a result, the Company is mailing to most of its stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) instead of a paper copy of the Proxy Statement and the Company’s 2014 Annual Report on Form 10-K. The Internet Notice contains instructions on how to access those documents over the Internet. The Internet Notice also contains instructions on how to request a paper copy of the Company’s proxy materials, including the Proxy Statement, 2014 Annual Report on Form 10-K and a form of proxy card or voting instruction card. All stockholders who do not receive an Internet Notice will receive a paper copy of the proxy materials by mail. The Company believes this process will allow it to provide its stockholders with the information they need in a more efficient manner, while reducing the environmental impact and lowering the costs of printing and distributing these proxy materials.

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ZAGG INC OR ANY OTHER PERSON.

5

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Composition of the Board

The Board currently consists of five directors. All directors serve a one-year term and are subject to re-election each year. The Board has nominated five individuals for election at the Meeting. All of them currently serve as directors and each has consented to being named as a nominee for election as a director and has agreed to serve if elected. Biographical information for each of the nominees follows:

Cheryl A. Larabee

Age:	60

Director Since:	2011; appointed as Chairperson of the Board in August, 2012.

Committees:	Chair of Nominating and Governance Committee; Member of Audit Committee; Member of Compensation Committee

Principal Occupation:	Lecturer, College of Business & Economics, Boise State University

Experience and Recommendation:	Ms. Larabee previously served as the Associate Vice President for University Advancement at the College of Business and Economics at Boise State University.

Ms. Larabee had a 24-year corporate banking career focused on financial problem-solving with clients ranging from start-ups to the Fortune 500. She is the former Senior Vice President and Western U.S. Regional Manager of the Corporate Banking Division at KeyBank. Previously she managed middle market teams at U.S. Bank in Portland, Oregon, and served a national client base at Crocker Bank in San Francisco, California.

Ms. Larabee earned a Bachelor of Arts degree in Psychology from Moorhead State University in 1975, and an MBA from Golden Gate University in 1980. She also completed the Stanford University Graduate School of Business Executive Program in 1984. Ms. Larabee is a member of the National Association of Corporate Directors and was named a NACD Board Leadership Fellow in December 2012.

Because of Ms. Larabee’s background in corporate banking, financial strategies, and her senior executive leadership experience, the Board has concluded that she has the requisite experience and expertise to continue to serve as a director of the Company.

Other Directorships:	Ms. Larabee serves as a director for Norco, Inc.

Family Relationships:	None

Randall L. Hales

Age:	48

Director Since:	2010

Committees:	None

Principal Occupation:	President and Chief Executive Officer (“CEO”), ZAGG Inc

6

Experience and Recommendation:	Mr. Hales brings extensive business experience in operational development, product management, retail marketing, and management to our Board. Mr. Hales’ current and past business experience includes the following:

From December 2011 to August 2012, Mr. Hales served as President, Chief Operating Officer, and director of ZAGG and was instrumental in the integration of ZAGG and iFrogz, which was purchased by ZAGG in June 2011. In addition, Mr. Hales has served as a director of the Company since October 2010. Beginning in August 2012, following the departure of the Company’s prior CEO, Mr. Hales had been serving as the Company’s interim CEO as the Board conducted its search for a permanent CEO. In December 2012, Mr. Hales was appointed as CEO of the Company.

From June 2007 to December 2011, he served as CEO and a director of Mity Enterprises (Orem, Utah), a multi-million dollar manufacturer of light-weight multipurpose furniture. While at Mity Enterprises, Mr. Hales established strategic objectives to drive revenue and EBITDA growth; established product management and a disciplined approach to new product introductions; and initiated aggressive operational improvement plans.

From March 2002 to May 2007, he served as CEO/Board Member of Back to Basics (Bluffdale, Utah), a consumer products company. Mr. Hales managed rapid growth in annual revenues based on sales to large retail customers. While at Back to Basics, Mr. Hales’ responsibilities included the following: restructuring bank lines and borrowing base; implementing world-class distribution; establishing contract manufacturing relationships in Asia; lowering overall costs of goods sold; establishing product management and a disciplined approach to new product introductions; and negotiating license agreements with national accounts.

From April 2003 to June 2007, Mr. Hales served as a Board Advisor to WiLife, a consumer electronics firm, where he helped manage WiLife through a rapid growth phase. WiLife was later sold to Logitech.

Mr. Hales earned a B.S. degree in engineering from Brigham Young University.

Our Board determined that Mr. Hales’s prior experience as the chief executive officer and a director of consumer products companies, his extensive consumer products development and marketing experience, and strong background in corporate expansion strategy qualify Mr. Hales to continue to serve as a director of the Company.

Other Directorships:	Mr. Hales serves as a director for Norco, Inc. and Development Capital.

Family Relationships:	None

E. Todd Heiner

Age:	53

Director Since:	2012

Committees:	Member of Audit Committee; Member of Nominating and Governance Committee; Member of Compensation Committee

Principal Occupation:	CEO, Express Locations LLC

7

Experience and Recommendation:	Mr. Heiner has over 29 years of strategic and operational management experience in the telecommunications and wireless industries, particularly in building national wireless retail markets. Mr. Heiner founded Express Locations LLC in 2006, which is the second largest T-Mobile Premier Retail partner in the United States with more than 120 locations. Prior to founding Express Locations LLC, Mr. Heiner was Vice President of Sales for Western Wireless where his efforts to revitalize the organization resulted in record setting customer growth. Western Wireless was sold to Alltel Wireless for $6.6 billion in September 2005. As an original member of the Pacific Northwest Cellular, Western Wireless and VoiceStream Wireless leadership teams, Mr. Heiner’s leadership and skills helped the company grow from a rural carrier into a national presence. At VoiceStream Wireless, he led the sales and distribution teams of over 3,500 employees and 700 company-owned retail stores covering an area of over 200 million people in the United States. VoiceStream Wireless was sold to Deutsche Telekom in June 2001 for $30.0 billion. The company was rebranded T-Mobile USA. Mr. Heiner received a B.A. in Communications from Utah State University in 1985.

The Board has concluded that Mr. Heiner should continue serving as a director based on his over 29 years of executive leadership, extensive background running divisions of premier national telecommunications and wireless companies, and as an entrepreneur.

Other Directorships:	None

Family Relationships:	None

Bradley J. Holiday

Age:	61

Director Since:	2012

Committees:	Chair of Audit Committee; Member of Nominating and Governance Committee

Principal Occupation:	Senior Executive Vice President and Chief Financial Officer (“CFO”), Callaway Golf Company (“Callaway”).

Experience and Recommendation:	Mr. Holiday is the Senior Executive Vice President and CFO of Callaway, and has served in such capacity since September 2003. Mr. Holiday previously served as Executive Vice President and CFO of Callaway beginning in August 2000. Before joining Callaway, Mr. Holiday served as Vice President—Finance for Gateway, Inc. Prior to Gateway, Inc., Mr. Holiday was with Nike, Inc. in various capacities beginning in April 1993, including CFO—Golf Company, where he directed all global financial initiatives and strategic planning for Nike, Inc.’s golf business. Prior to Nike, Inc., Mr. Holiday served in various financial positions with Pizza Hut, Inc. and General Mills, Inc. Mr. Holiday has an M.B.A. in Finance from the University of St. Thomas and a B.S. in Accounting from Iowa State University.

Our Board has determined that Mr. Holiday has the requisite experience and expertise to continue as a director of the Company. As a chief financial officer of a public company and a former senior finance executive for global computer, sports apparel, and packaged consumer foods companies, Mr. Holiday brings particular expertise to our Board in the areas of accounting and auditing, treasury, investor relations, and financial reporting.

8

Other Directorships:	None

Family Relationships:	None

Daniel R. Maurer

Age:	58

Director Since:	2012

Committees:	Chair of Compensation Committee; Member of Audit Committee

Principal Occupation:	Board Member

Experience and Recommendation:	Mr. Maurer has extensive global consumer retail sales and marketing experience with over 20 years in executive management at Procter & Gamble (“P&G”), including 15 years internationally. As General Manager of Global Customer Development at P&G’s headquarters, he was tasked with building an effective marketing strategy to achieve a competitive advantage with P&G’s largest global customers including Wal-Mart, Costco, Ahold, Tessco, and Carrefour, who collectively represented over $360.0 billion in annual sales. Subsequent to his tenure at P&G, Mr. Maurer was Vice President of Strategy for Global Sales and US Business at Campbell’s Soup. From 2006 until his retirement in August 2014, he was a member of the senior management team at Intuit, Inc., At Intuit, he oversaw the Small Business Solutions Group (including QuickBooks payroll, DemandForce, and QuickBase), and previously led the TurboTax®, Mint, and Quicken brands. He has previous experience serving on the board of Iomega Corporation which was acquired by EMC Corporation in 2008. Mr. Maurer received a bachelor’s degree in marketing and finance from the University of Wisconsin in 1978.

Our Board has determined that Mr. Maurer has the requisite experience to continue to serve as a director of the Company. Mr. Maurer brings to our Board a strong background in marketing and building brands for global consumer retail products and technology products and provides us with additional expertise and understanding of the international consumer marketplace.

Other Directorships:	None.

Family Relationships:	None.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE
ELECTION OF THE FIVE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY.

TERMS OF OFFICE

Our directors are appointed for a one-year term to hold office until the next annual meeting of our stockholders, and until their successors are elected and qualified, or until removed from office in accordance with our bylaws.

EXECUTIVE OFFICERS

In addition to Randall L. Hales, President, CEO and Director, whose biographical information is set forth above, the following individuals currently serve as Named Executives of the Company.

9

Brandon T. O’Brien, 44, is the CFO of the Company with responsibility for the common support areas of finance, treasury, investor relations, and information technology. Mr. O’Brien became our CFO in February, 2007. Prior to assuming his position as the CFO for the Company, Mr. O’Brien served as the Vice President of Finance for a software company from 2003 to 2007 and as an independent financial consultant from September 2001 to 2003. Mr. O’Brien is a certified public accountant, licensed in Utah.

Steve Tarr, 58, is the Chief Operating Officer (“COO”) of the Company with responsibility for global operations and supply chain. Prior to joining the Company in October, 2014, Mr. Tarr served as Infrastructure Solutions Director for Europe and North America at Stanley Black & Decker, from 2012 to 2014, where his responsibilities included operations, engineering, sales, marketing, distribution and supply chain. From 2006 to 2012, Mr. Tarr served as division president and on the board of directors of Prestolite Electric, where he oversaw sales, manufacturing, purchasing, distribution, new product development, product and process quality, customer service and strategic market development in Europe, Asia, and Africa from the Company’s London office. Mr. Tarr earned a bachelor’s degree from the University of Northern Iowa in 1979.

CORPORATE GOVERNANCE

Director Independence

The Board reviews the independence of our directors on the basis of standards adopted by the NASDAQ Stock Market (“NASDAQ”). As a part of this review, the Board considers transactions and relationships between the Company, on the one hand, and each director, members of the director’s immediate family, and other entities with which the director is affiliated, on the other hand. The purpose of such a review is to determine which, if any, of such transactions or relationships were inconsistent with a determination that the director is independent under NASDAQ rules. As a result of this review, the Board has determined that each of our directors other than Mr. Hales (our CEO and President) is an “independent director” within the meaning of applicable NASDAQ listing standards.

Corporate Governance Guidelines and Code of Ethics

The Board has adopted Corporate Governance Guidelines, which can be accessed at the Company’s website, at http://investors.zagg.com/. Our Corporate Governance Guidelines are intended to supplement the Company’s bylaws and Board committee charters. The Nominating and Governance Committee reviews the Company’s Corporate Governance Guidelines at least annually, and then, as it deems appropriate, recommends amendments to the Board.

The Board has also adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that is applicable to our directors, officers (including our principal executive officer, principal financial officer, and principal accounting officer or controller), and employees. The Code of Ethics contains general guidelines for conducting our business consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” under applicable securities rules.

Leadership Structure

The positions of Chairman of the Board and CEO are held by separate persons. Mr. Hales, the CEO, serves on the Board. His main focus, however, is to provide leadership to the Company in accomplishing the directives established by the Board. In that role, he is responsible for the general administration, oversight, care and management of the business of the Company and its subsidiaries, as well as full authority over all officers, managers and employees.

Ms. Larabee, the Chairperson of the Board, is considered the lead independent director, and her role, along with the Board, is to provide independent oversight of the CEO, to direct the business and affairs of the Company for the benefit of its stockholders, and to balance the interests of the Company’s diverse constituencies including stockholders, customers, and employees.

Meetings of the Board are chaired by Ms. Larabee, as the Chairperson. Ms. Larabee also sets the agenda for such meetings. The independent directors may also meet from time to time without the presence of Mr. Hales as they determine appropriate.

10

Policy Relating to Short-term and Speculative Transactions in the Company’s Stock

The Board has adopted a policy (the “Policy”) relating to short-term or speculative transactions in the Company’s securities by directors, officers, and 10% holders of the Company’s securities.  Specifically, the policy states that such individuals are prohibited from engaging in short-term or speculative transactions involving the Company’s securities, such as publicly traded options, short sales, puts and calls, hedging transactions and holding the Company’s securities in a margin account.

As of the date of this Proxy Statement, all of members of the Board and the Company’s officers were in compliance with the Policy.

The Policy was filed as an exhibit to a Current Report on Form 8-K filed with the Commission on August 20, 2012. The language of the Policy is included below for reference.

Short-Term or Speculative Transactions Policy

All Directors, Officers, and 10% Holders (as each term is defined in the Policy) are prohibited from engaging in short-term or speculative transactions involving Company securities, such as publicly traded options, short sales, puts, and calls, and hedging transactions. This prohibition also applies to holding Company securities in a margin account and “short sales against the box”, which are sales of Company securities where a person does not deliver the shares he or she owns to settle the transaction but instead delivers other shares that his or her broker has borrowed from others. Notwithstanding the terms of the Policy, the Board may waive this Short-Term or Speculative Transaction Policy on a case-by-case basis if: (i) the Board forms the opinion that such waiver is not adverse to the interests of the Company or its stockholders; (ii) where the Director, Officer, or 10% Holder seeking such waiver has demonstrated to the satisfaction of the Board that he or she has sufficient assets to pay the obligation without resort to Company securities; and (iii) the Director, Officer, or 10% Holder seeking such waiver otherwise is in compliance with Section 16(c) of the Securities Exchange Act of 1934, as amended. All other employees must obtain the specific prior written authorization of the Chief Executive Officer and the Chief Financial Officer before engaging in short-term or speculative transactions involving Company securities.

Risk Oversight

Our Board has overall responsibility for the oversight of risk management at our Company. Day-to-day risk management is the responsibility of management, which has implemented processes to identify, assess, manage and monitor risks that face our Company. Our Board, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our Company, and the steps we take to monitor and control such exposures.

While our Board has general oversight responsibility for risk at our Company, the Board has delegated some of its risk oversight duties to the various Board committees. The Board and the Audit Committee monitor the Company’s credit risk, liquidity risk, regulatory risk, operational risk, and enterprise risk by regular reviews with management, internal and external auditors, and other advisors. In its periodic meetings with the Company’s independent registered public accounting firms, the Audit Committee includes management in its review of accounting and financial controls, and assessment of business risks. The Board and the Nominating and Governance Committee monitor the Company’s governance and succession risk by regular review with management and outside advisors. The Board and the Compensation Committee monitor CEO succession and the Company’s compensation policies and related risks by regular reviews with management and outside advisors.

MEETINGS AND COMMITTEES OF THE BOARD

The Board

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all Board, committee and stockholders’ meetings. The Board met five times during 2014. Randall Hales, Cheryl Larabee, Brad Holiday, and Dan Maurer attended each of the meetings of the Board. Todd Heiner attended four of the five meetings of the Board.

11

Randall Hales and Cheryl Larabee attended the 2014 annual stockholders’ meeting, while Todd Heiner, Brad Holiday, and Dan Maurer were unable to attend due to scheduling conflicts.

Committees of the Board

The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities: (1) Audit Committee, (2) Compensation Committee, and (3) Nominating and Governance Committee. Each committee acts pursuant to a written charter adopted by the Board. Each committee’s charter is available on our website at http://investors.zagg.com/. All of the committees are comprised solely of non-employee, independent directors as defined by NASDAQ market listing standards.

The table below shows membership for each of the standing Board committees as of December 31, 2014.

Audit	Compensation	Nominating and Governance
Bradley J. Holiday (Chair)	Daniel R. Maurer (Chair)	Cheryl A. Larabee (Chair)
Cheryl A. Larabee	Cheryl A. Larabee	E. Todd Heiner
E. Todd Heiner	E. Todd Heiner	Bradley J. Holiday
Daniel R. Maurer

Audit Committee

The Audit Committee is currently comprised of four members and met four times during the year ended December 31, 2014. Cheryl Larabee, Brad Holiday, and Dan Maurer attended each of these meetings. Todd Heiner attended three of the four meetings of the Audit Committee. The Board has determined that Brad Holiday is an “audit committee financial expert” within the meaning established by the SEC. As more fully described in its charter, the primary responsibility of the Audit Committee is to assist the Board in fulfilling its oversight responsibility by reviewing and appraising: the integrity of the Company’s financial statements; the accounting, auditing and financial reporting processes of the Company; the management of business and financial risk and the internal controls environment; the Company’s compliance with legal and regulatory requirements and ethics programs as established by management and the Board, which shall be in conjunction with any recommendations by the Nominating and Governance Committee with respect to the corporate governance standards; the reports resulting from the performance of audits by the independent auditor and the internal audit team; the qualifications, independence and performance of the Company’s independent auditors; the performance of the Company’s internal audit team. The Audit Committee also has responsibility for reviewing and making recommendations to the Company’s independent directors regarding transactions between the Company and any related person and any other potential conflicts of interest of Board members and the Company’s Named Executives.

Additional information regarding the Audit Committee’s processes and procedures is addressed below under the heading “Audit Committee Disclosure.” The Report of the Audit Committee is set forth later in this Proxy Statement.

Compensation Committee

The Compensation Committee had three members and met four times in 2014. Cheryl Larabee and Dan Maurer attended each of these meetings. Todd Heiner attended three of the four meetings of the Compensation Committee. As more fully described in its charter, the primary responsibilities of the Compensation Committee are to: approve an overall compensation philosophy for the Company’s Named Executives in light of the Company’s goals and objectives; select performance measures aligned with the Company’s business strategy; review and approve the Company’s executive cash and equity-based compensation plans; review and approve any benefit plans, retirement and deferred compensation or other perquisites offered to the Named Executives and other eligible employees; review the Company’s compensation practices so that they do not encourage imprudent risk taking; review and make recommendations to the Board regarding compensation for service on the Board and Board committees; and develop and recommend to the Board for approval an executive officer succession plan.

12

Nominating and Governance Committee

The Nominating and Governance Committee had three members and met four times in 2014. Cheryl Larabee and Brad Holiday attended each of these meetings. Todd Heiner attended three of the four meetings of the Nominating and Governance Committee. As more fully described in its Charter, the primary responsibilities of the Corporate Governance and Nominating Committee are to: review and recommend individuals to the Board for nomination as members of the Board and its committees; develop and review the Company’s Corporate Governance Guidelines; monitor compliance with the Code of Ethics; review and recommend approval of the policies and practices of the Company in the area of corporate governance; review the Committee’s new director orientation program and continuing director education programs; oversee the process developed by the Board for an annual performance evaluation of the Board and its committees and the conduct of such evaluation.

Nomination Process

The policy of the Nominating and Governance Committee is to consider stockholder recommendations for candidates to serve as directors of the Company properly submitted in accordance with our bylaws. In evaluating those recommendations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience, and capability on the Board and to address the membership criteria described below. Any stockholder wishing to recommend a candidate for consideration by the Nominating and Governance Committee should submit a recommendation in writing indicating the candidate’s qualifications and other relevant biographical information (including without limitation, name, age, business and residence address, principal occupation, class and number of shares of the Company held by the candidate) and provide confirmation of the candidate’s consent to serve as a director. This information should be addressed to the Nominating and Governance Committee c/o Secretary at the following address:

ZAGG Inc

3855 S 500 W, Suite J

Salt Lake City, Utah 84115

As contemplated by the Company’s Corporate Governance Guidelines, the Nominating and Governance Committee reviews the appropriate skills and characteristics required of directors in the context of the current composition of the Board, at least annually. The criteria considered by the Nominating and Governance Committee in evaluating director nominees include, without limitation, the following: a candidate must demonstrate integrity, accountability, informed judgment, financial literacy, creativity, and vision; a candidate must be prepared to represent the best interests of all of the Company’s stockholders, not just those of a particular constituency; a candidate must have a record of professional accomplishment in his or her chosen field; and a candidate must be prepared and able to participate fully in Board activities, including membership on Board committees. The criteria are not exhaustive and the Nominating and Governance Committee may consider other qualifications and attributes that it believes are appropriate in evaluating the ability of an individual to serve as a director. Additionally, different factors may assume greater or lesser significance at particular times and the needs of the Board may vary in light of its composition and the Nominating and Governance Committee’s perceptions about future issues and needs.

The Nominating and Governance Committee does not have a formal policy regarding diversity, but as described above considers a broad range of attributes and characteristics in identifying and evaluating nominees for election to the Board. The Nominating and Governance Committee assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through various means, including current directors, stockholder recommendations or other referrals. Candidates are evaluated at meetings of the Nominating and Governance Committee, and may be considered at any point during the year.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Board since the Company last provided this disclosure.

13

Compensation Committee Interlocks and Insider Participation

Dan Maurer, Cheryl Larabee and Todd Heiner served on the Compensation Committee in 2014. None of the directors who served on the Compensation Committee in 2014 has ever served as one of the Company’s officers or employees or is or was a participant in fiscal 2014 in a related person transaction with the Company. None of our Named Executives serves as a member of the compensation committee or board of directors of any entity that has an executive officer serving on our Compensation Committee or as a member of our Board.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following narrative compensation discussion and analysis provides information regarding the Company’s executive compensation objectives, principles, practices, and decisions as they relate to our Named Executives. The compensation discussion and analysis provides narrative perspective to the tables and disclosure in the tables following this section.

Executive Summary

The Company achieved certain financial and strategic goals during 2014, including increasing net sales in by 19% and net income by 118%, as compared to the prior year. The financial highlights for 2014 included:

●	Net sales of $261.6 million versus $219.4 million in the prior year.
●	Gross margins of 32% versus 40% in 2013. The decline in gross margin was primarily linked to inventory write-downs recorded during 2014 for product expected to be sold below the carrying value. This negative impact on gross profit margin was partially offset by an increase in the sale of screen protection, which is our most profitable product line.
●	Operating income of $17.0 million versus $10.9 million in the prior year. 2013 operating income was impacted by an $11.2 million non-cash charge for the impairment of goodwill and an intangible asset recorded during the fourth quarter of that year.
●	Net income of $10.5 million or $0.34 per diluted share, as compared to net income of $4.8 million, or $0.15 per diluted share, in fiscal year 2013.
●	Adjusted EBITDA of $32.1 versus $39.1 million in the prior year.

The Company’s compensation program is designed to align executive compensation with the financial results and the achievements of the Named Executives to yield a high level of correlation between pay and performance.

At the Company’s Annual Meeting of Stockholders, held on June 12, 2014, approximately 56% of the shares present at the meeting voted to approve the compensation of the Company’s named executives in 2013. Although this vote was non-binding and advisory, the Compensation Committee believes that the outcome demonstrates moderate stockholder support of the Company’s approach to executive compensation. In view of the moderate support demonstrated by the stockholders for the 2013 compensation of named executive officers, the Compensation Committee reevaluated its approach in establishing executive compensation as is described in greater detail below. The stockholders of the Company will again have the opportunity to cast an advisory vote on executive compensation at the Company’s Annual Meeting of Stockholders on June 11, 2015. As with the 2014 vote, the Compensation Committee expects to take into account the outcome of the vote when considering future executive compensation decisions.

Compensation Objectives and Principles

The overall objective of the Company’s executive compensation programs is to create long-term value for the Company’s stockholders, by attracting and retaining talented executives that manage the Company effectively. The executive compensation programs are also designed with the objective of aligning the Named Executives’ compensation with the best interests of the Company’s stockholders.

14

Accordingly, the Company’s executive compensation program incorporates the following principles:

●	The overall compensation package should encourage long-term focus and stockholder value creation.
●	Compensation should be competitive with other companies of comparable size, in order to attract and retain talented executives.
●	Compensation should be based upon individual responsibility, leadership ability, and experience.
●	Compensation should include a component that is earned based on the achievement of Company goals and successful Company performance.
●	Compensation should reflect the fair market value of the services received.

Executive Compensation Procedures

To achieve the Company’s executive compensation objectives and implement the underlying compensation principles, the Company followed the guidelines described below for fiscal 2014 and 2015.

Role of the Committee

The Compensation Committee has responsibility for establishing and monitoring the Company’s executive compensation programs and for making decisions regarding the compensation of the Named Executives. The Compensation Committee recommends the compensation package of the CEO, CFO, and COO to the Board, which then establishes the CEO, CFO, and COO’s compensation. The Compensation Committee also monitors, administers and approves awards under the Company’s various incentive compensation plans for all levels within the Company, including awards under the Company’s 2013 Equity Incentive Award Plan.

After reviewing the performance of the Company and evaluating the CEO, CFO, and COO’s performance against established goals, leadership ability, Company responsibilities, and current compensation arrangements, the Compensation Committee relies on its judgment in making compensation decisions.

Role of Consultants

From time to time, the Compensation Committee may engage consultants to perform a compensation study related to current executive and board compensation, and to review cash and stock-based compensation to executives and the Board in connection with such study. The Compensation Committee has sole authority to hire and fire any such consultants.

Employment and Severance Agreements

Messrs. Hales, O’Brien, and Tarr have employment agreements with the Company, which are discussed below. Each of the employment agreements includes an employee severance component, though none of the severance agreements provides for separation benefits that exceed the employee’s annual compensation. Mr. Hales also has a severance agreement related specifically to a change of control of the Company, which is also discussed below.

Peer Group and Benchmarking

The Compensation Committee, with the assistance of an external compensation consultant, has conducted a review of peer companies used for executive compensation comparisons. In selecting peer companies, the Compensation Committee aimed to identify companies with similar characteristics to our Company. Specifically, peer group companies selected have some or all of the following characteristics: (1) are in the consumer products industry or a related industry, (2) have a strong consumer brand, (3) are profitable and growing, and (4) are of a comparable size (based on net sales, operating income, and market capitalization). Based on these criteria, the Compensation Committee utilized the following 12 peer companies for fiscal 2014 pay decisions:

Bassett Furniture Industries	Black Diamond, Inc	CSS Industries, Inc.
Culp, Inc.	Flexsteel Industries, Inc.	iRobot Corporation
Joe’s Jeans Inc.	Lifetime Brands, Inc.	Nautilus, Inc.
Skullcandy, Inc.	Summer Infant, Inc.	Universal Electronics Inc.

15

Incentive Clawback Policy

Effective in 2015, the Company instituted an Incentive Clawback Policy under which the Compensation Committee has the right, subject to applicable state and federal law, to require any executive to repay any performance-based cash or RSU compensation paid if there is a material financial restatement of results for any prior fiscal year, which restatement results in overpayment of performance-based incentives for the applicable fiscal year. In the future, if the Company is required to restate its financial results for any prior year, the Compensation Committee will evaluate the facts and circumstances and applicable legal requirements, and may require repayment from certain executives who received undue performance-based cash compensation as a result of material errors in or negligent misrepresentation of financial results. Under the Policy, our right to recoupment expires, unless demand is made, within three years following payment of an applicable incentive. Our recoupment right is in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities. Additionally, there can be no assurance that we will able to collect a recoupment claim, if legal under state and federal laws.

Elements of Compensation

The Company’s executive compensation objectives and principles are implemented through the use of the following principal elements of compensation, each discussed more fully below:

●	Base salary;
●	Incentive cash bonus; and
●	Long-term incentive compensation.

Base Salary

Base salary is utilized with the objective of providing a level of fixed compensation for the underlying role and responsibility associated with the executive’s position, which the Compensation Committee believes allows the Company to attract and retain qualified executives. The Named Executives’ salaries are set at levels that the Compensation Committee believes are generally competitive with the compensation paid to officers in similar positions at companies of similar size. Salary adjustments are considered annually and influenced by the growth of the Company’s operations and overall performance, individual performance, changes in responsibility, changes in cost of living, and other factors the Compensation Committee considers relevant.

The salaries of the Named Executives for 2014 are set forth in the Summary Compensation Table set forth immediately following this section and in each individual’s employment agreement discussed below.

Incentive Cash Bonus

Incentive cash compensation, in the form of a performance-based cash bonus, is intended to compensate Named Executives for meeting short term corporate objectives, and to incentivize Named Executives to meet these objectives by tying the entire cash incentive to attaining predetermined performance objectives linked to operating results.

In February 2014 and for the 2014 year, the Compensation Committee revised plans in place during prior years and approved the 2014 performance-based bonus plan for the CEO, CFO, and COO, to include a bonus range of 0% to approximately 37% of base salary tied to the Company reaching predetermined 2014 metrics of net sales (50% of bonus), adjusted EBITDA (25% of bonus), and earnings per share (25% of bonus). The Compensation Committee believes that net revenue, adjusted EBITDA (as calculated and historically reported in quarterly press releases), and earnings per share are key measures of the financial health of the Company, and reflect the Company’s development of stockholder value.

16

Based on the Company’s 2014 operating results, the Named Executives earned performance-based incentive cash bonuses as is detailed below. These amounts were paid during the first quarter of 2015.

Name	Target Bonus ($)	Net Sales Target Achieved (%) - Weighted 50%	Adjusted EBITDA Target Achieved (%) - Weighted 25%	Earnings Per Share Target Achieved (%) - Weighted 25%	Total Target Achieved (%)	Actual Bonus Earned ($)
Randall L. Hales,	$208,000	111.7%	83.3%	83.3%	97.5%	$202,800

Brandon T. O’Brien	$120,000	111.7%	83.3%	83.3%	97.5%	$117,000

Steve Tarr	$22,500	111.7%	83.3%	83.3%	97.5%	$21,938

The combination of salary and incentive cash bonuses is intended to result in a cash compensation package for each Named Executive that falls within competitive market standards when the Company meets the performance objectives. As is described above, the 2014 bonuses were earned based solely on the achievement of the predetermined performance objectives linked to operating results.

The 2015 incentive cash bonus plan approved by the Compensation Committee during the first quarter 2015 is also performance-based and will be earned by the Name Executives based solely upon the achievement of predetermined individual and departmental goals. The bonus is measured and paid quarterly. If each goal is reached by the respective department, 100% of the cash bonus is paid. If certain goals are not met, the cash payment will be proportionately decreased down to 0% if none of the goals are met. No other incentive cash bonus has been included in the Named Executives’ 2014 and 2015 compensation packages.

Long-term Incentive Compensation

Discretionary long-term awards, in the form of restricted stock units (“RSUs”) have been granted to the Named Executives annually since 2012. The Compensation Committee generally grants long-term awards at its first meeting of each year.

The long-term grants are made to align the Named Executives’ interests with those of our stockholders, to serve as a long-term retention tool, and to provide an ownership stake in the Company. To further enhance the link between executive officers’ and stockholders’ interests, the Company began the practice of granting performance-based RSUs to the Named Executives starting in 2014, in addition to 2014 RSU grants that vest based on the passage of time (prior to 2014, all RSU grants vested based on the passage of time).

As noted above, at the 2014 Annual Meeting of Shareholders, approximately 56% of the votes cast on the advisory vote of our executive compensation program, voted in support of the compensation paid to the Named Executives. To increase shareholder support for the executive compensation program, to more closely reflect competitive and market practices, and to better link executive compensation to long-term performance, the Compensation Committee revised executive compensation programs in 2015 such that the Compensation Committee did not grant any time-based RSUs to Named Executives, rather all RSUs granted were and will be performance-based (see below for further discussion on 2015 RSU performance-based grants).

In granting RSUs to the Named Executives, the Compensation Committee considers the impact of the grant on the Company’s financial performance, as determined in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (“ASC Topic 718”). For long-term awards, the Company records expense in accordance with ASC Topic 718.

17

Based on the Company’s 2014 operating results, the Name Executives earned performance-based RSUs as detailed below. Common Stock was delivered during the first quarter of 2015 related to these awards upon vesting.

Name	Target RSUs (#)	Net Sales Target Achieved (%) - Weighted 50%	Adjusted EBITDA Target Achieved (%) - Weighted 25%	Earnings Per Share Target Achieved (%) - Weighted 25%	Total Target Achieved (%)	Actual RSUs Earned (#)
Randall L. Hales ,	47,587	111.7%	83.3%	83.3%	97.5%	46,397

Brandon T. O’Brien	14,490	111.7%	83.3%	83.3%	97.5%	14,128

Steve Tarr	7,089	111.7%	83.3%	83.3%	97.5%	6,912

In addition, during 2014, Messrs. Hales and O’Brien were granted 100,142 and 30,411 RSUs, respectively, subject to time-based vesting and with a vesting schedule whereby 50% of the awards vested on January 8, 2015 and the remaining 50% vests on January 8, 2016. A detailed description of time and performance-based RSUs granted to the Named executives is detailed below in the “Grants of Plan-based Awards” table.

In February 2015 for the 2015 year, the Compensation Committee approved the 2015 performance-based stock plan for the CEO, CFO, and COO. The achievement of this annual RSU award for the Named Executives is tied entirely to the Company reaching operating metrics approved by the Compensation Committee. The underlying purpose of the Company’s annual RSU award plan is to reward the Named Executives with an annual RSU award amount that is based in substantial part to the Company’s performance. For 2015, the Compensation Committee has selected net sales (50% of bonus), adjusted EBITDA (25% of bonus), and earnings per share (25% of bonus) results of the Company and its operating subsidiaries as the performance criteria that will drive vesting of the RSUs. The Compensation Committee believes that net revenue, adjusted EBITDA (as calculated and historically reported in quarterly press releases), and earnings per share are key measures of the financial health of the Company, and reflect the Company’s development of stockholder value. The range for the Name Executives is detailed in the table below:

Name Executive	Share Equivalent as a Percentage of Base Salary
Chief Executive Officer	0% - 116%
Chief Financial Officer	0% - 30%
Chief Operating Officer	0% - 92%

Depending on the Company’s 2015 performance, the Name Executives will earn the share equivalent of the achieved amount of base salary in the range noted above. All awards granted to the CEO, CFO, and COO during 2015 vest based upon the Company’s achievement of performance criteria established by the Compensation Committee. Further, the Compensation Committee intends to grant only performance-based awards to the CEO, CFO, and COO in the future.

One-time Performance-based CEO Restricted Stock Unit Award

In February 2015 for the 2015 year, the Compensation Committee approved a one-time RSU award to the CEO (“One-time CEO Award”). The One-time CEO Award is equal to the restricted stock equivalent of approximately two times the annual salary of the CEO, or $1,384,000. The One-time CEO Award vests over a period of approximately 12 months from the date of grant and the achievement of the award is tied to (1) the Company’s achievement of a gross profit margin equal to or in excess of 31.9%, the Company’s 2014 gross profit margin, calculated in accordance with US generally accepted accounting principles (“US GAAP”), (2) the achievement of certain cost-savings initiatives within cost of sales specified by the Compensation Committee, and (3) the CEO’s continued employment. The Compensation Committee believes that cost of sales and gross profit are key measures of the financial health of the Company, and reflect the Company’s development of stockholder value. The One-time CEO Award vests on March 15, 2016, but only upon the achievement of the above-discussed performance metrics. If a change in control occurs prior to the vesting date of the One-time CEO Award, the award will immediately vest.

18

Comparative Review of CEO Compensation

As noted above, based on stockholder feedback, the Compensation Committee reevaluated its approach to establishing executive compensation to focus more on performance-based compensation. This change is clearly evident when comparing our CEO’s compensation earned (base salary and bonus) and granted (stock-based compensation) from 2013 to 2015. As is depicted in the chart below, in 2014 and 2015, the Compensation Committee has significantly revised CEO compensation in favor of a model more focused on performance-based compensation.

(1)	Mr. Hales’ One-time CEO Award described above is excluded from the above 2015 performance-based amount of compensation. If the One-time CEO Award had been included, the graph would reflect 76% of 2015 compensation being performance-based versus 24% being nonperformance-based.

Randall L. Hales Employment Agreement – CEO

Mr. Hales is employed as the Company’s CEO pursuant to an employment agreement (the “Hales Agreement”) with the Company dated December 15, 2014, as amended. Mr. Hales’ employment with the Company is “at will,” and either the Company or Mr. Hales may terminate his employment at any time with or without cause.

Pursuant to the Hales Agreement, Mr. Hales carries out all customary and usual duties of the CEO of a consumer products company of similar size and operations. His annual base salary is currently $696,400. The Compensation Committee of the Board reviews Mr. Hales’ base salary and other compensation at least annually, and revises such amounts in the discretion of the Compensation Committee. Additionally, he may receive an annual cash incentive of $208,000 or such greater amount as the Compensation Committee may determine, subject to the achievement by the Company of various financial goals (see above Performance-based Cash Incentive Bonus section for further details surrounding the achievement of Mr. Hales’ cash bonus). Mr. Hales also may receive annual equity compensation equal to the share equivalent of $658,000 in RSUs or an alternate amount as determined by the Compensation Committee, which is issued and vests pursuant to the terms of the Company’s RSU grants discussed in detail above under Long-term Awards.

If Mr. Hales’ employment is terminated by the Company for cause, he is entitled to no compensation or benefits from the Company other than those earned through the date of his termination for cause. For purposes of the Hales Agreement, a termination “for cause” occurs if Mr. Hales is terminated for any of the following reasons: (i) theft, dishonesty or falsification of any employment or Company records; (ii) improper disclosure of the Company’s confidential or proprietary information resulting in damage to the Company; (iii) any action by him which has a material detrimental effect on the Company’s reputation or business; (iv) his failure or inability to perform any assigned duties after written notice from the Company to him of, and a reasonable opportunity to cure, such failure or inability; (v) his conviction (including any plea of guilty or no contest) of a felony, or of any other criminal act if that act impairs his ability to perform his duties under the Hales Agreement or (vi) his failure to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested his cooperation.

19

If a Separation (as defined in the Hales Agreement) occurs because Mr. Hales’ at-will employment is terminated by the Company without cause, and if he signs a general release of known and unknown claims in form satisfactory to the Company, he will receive severance payments equal to his current compensation, less applicable withholding, for 12 months after the date of the Separation. His current compensation shall mean the sum of his base salary plus his current annual targeted bonus amount.

Mr. Hales has also entered into a Change of Control Severance Agreement (the “Change of Control Agreement”). Pursuant to the Change of Control Agreement, if Mr. Hales is subject to an Involuntary Termination (as defined in the Change of Control Agreement) at any time within twenty-four (24) months after a change of control in the Company, then he will be entitled to receive continuing payments of severance pay less applicable withholding, for twenty-four (24) months after the date of your separation at a rate equal to his current compensation. Such severance payments shall be paid bi-monthly in accordance with the Company’s normal payroll practices and shall commence within thirty (30) days after the Involuntary Termination. The vesting and exercisability of each option granted to Mr. Hales by the Company (or of any property received in exchange for such options in a Change of Control) shall be automatically accelerated in full. The vesting, exercisability or settlement of any other equity awards granted to Mr. Hales by the Company shall be accelerated to the extent set forth in the applicable equity award agreement between Mr. Hales and the Company. During the severance period of twenty-four (24) months, the Company will also pay the premiums to continue Mr. Hales’ group health insurance coverage under COBRA if he is eligible for COBRA and has elected continuation coverage under applicable rules. However, the Company’s COBRA obligations shall immediately cease to the extent Mr. Hales becomes eligible for substantially equivalent health insurance coverage from a subsequent employer.

Additionally, Mr. Hales and the Company entered into an Indemnity Agreement (the “Indemnity Agreement”) pursuant to which the Company agreed to provide indemnification to Mr. Hales in connection with certain claims and actions brought by third parties and in derivative actions. The Company also agreed to the extent that the Board determines it to be economically reasonable, maintain a policy of directors’ and officers’ liability insurance for Mr. Hales, on such terms and conditions as may be approved by the Board, and to advance certain expenses incurred in connection with certain claims, as defined in the Indemnity Agreement.

Brandon T. O’Brien Employment Agreement – CFO

Mr. O’Brien is employed as the Company’s Chief Financial Officer pursuant to an employment agreement (the “O’Brien Agreement”) with the Company dated January 16, 2015, as amended. Mr. O’Brien’s employment with the Company is “at will,” and either the Company or Mr. O’Brien may terminate his employment at any time with or without cause.

Pursuant to the O’Brien Agreement, Mr. O’Brien carries out all customary and usual duties of the CFO of a consumer products company of similar size and operations. His annual base salary is currently $404,400. The Compensation Committee of the Board reviews Mr. O’Brien’s base salary and other compensation at least annually, and revises such amounts in the discretion of the Compensation Committee. Additionally, he may receive an annual cash incentive of $120,000 or such greater amount as the Compensation Committee may determine, subject to the achievement by the Company of various financial goals (see above Performance-based Cash Incentive Bonus section for further details surrounding the achievement of Mr. O’Brien’s cash bonus). Mr. O’Brien also may receive annual equity compensation equal to the share equivalent of $100,000 in RSUs or an alternate amount as determined by the Compensation Committee, which is issued and vests pursuant to the terms of the Company’s RSU grants discussed in detail above under Long-term Awards.

20

If Mr. O’Brien’s employment is terminated by the Company for cause, he will be entitled to no compensation or benefits from the Company other than those earned through the date of his termination for cause. For purposes of the O’Brien Agreement, a termination “for cause” occurs if Mr. O’Brien is terminated for any of the following reasons: (i) theft, dishonesty or falsification of any employment or Company records; (ii) improper disclosure of the Company’s confidential or proprietary information resulting in damage to the Company; (iii) any action by him which has a material detrimental effect on the Company’s reputation or business; (iv) his failure or inability to perform any assigned duties after written notice from the Company to him of, and a reasonable opportunity to cure, such failure or inability; (v) his conviction (including any plea of guilty or no contest) of a felony, or of any other criminal act if that act impairs his ability to perform his duties under the O’Brien Agreement or (vi) his failure to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested his cooperation.

If a Separation (as defined in the O’Brien Agreement) occurs because Mr. O’Brien’s at-will employment is terminated by the Company without cause, and if he signs a general release of known and unknown claims in form satisfactory to the Company, he will receive severance payments equal to his current compensation, less applicable withholding, for 12 months after the date of the Separation. His current compensation shall mean the sum of his base salary plus his current annual targeted bonus amount.

Steve Tarr Employment Agreement – COO

Mr. Tarr is employed as the Company’s COO pursuant to an employment agreement (the “Tarr Agreement”) with the Company dated December 15, 2014, as amended. Mr. Tarr’s employment with the Company is “at will,” and either the Company or Mr. Tarr may terminate his employment at any time with or without cause.

Pursuant to the Tarr Agreement, Mr. Tarr will carry out all customary and usual duties of the COO, including such other duties as may be determined from time to time by the CEO. His annual base salary is currently $300,000. The Compensation Committee of the Board reviews Mr. Tarr’s base salary and other compensation at least annually, and will revise such amounts in the discretion of the Compensation Committee. Additionally, he may receive an annual cash incentive of $90,000 or such amount as the Compensation Committee may determine, subject to the achievement by the Company of various financial goals (see above Performance-based Cash Incentive Bonus section for further details surrounding the achievement of Mr. Tarr’s cash bonus). Mr. Tarr also received annual equity compensation equal to the share equivalent of $225,000 in RSUs or an alternate amount as determined by the Compensation Committee, which is issued and vests pursuant to the terms of the Company’s RSU grants discussed in detail above under Long-term Awards.

If Mr. Tarr’s employment is terminated by the Company for cause, he will be entitled to no compensation or benefits from the Company other than those earned through the date of his termination for cause. For purposes of the Tarr Agreement, a termination “for cause” occurs if Mr. Tarr is terminated for any of the following reasons: (i) theft, dishonesty or falsification of any employment or Company records; (ii) improper disclosure of the Company’s confidential or proprietary information resulting in damage to the Company; (iii) any action by him which has a material detrimental effect on the Company’s reputation or business; (iv) his failure or inability to perform any assigned duties after written notice from the Company to him of, and a reasonable opportunity to cure, such failure or inability; (v) his conviction (including any plea of guilty or no contest) of a felony, or of any other criminal act if that act impairs his ability to perform his duties under the Tarr Agreement or (vi) his failure to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested his cooperation.

If a Separation (as defined in the Tarr Agreement) occurs because Mr. Tarr’s at-will employment is terminated by the Company without cause, and if he signs a general release of known and unknown claims in form satisfactory to the Company, he will receive severance payments equal to his current compensation, less applicable withholding, based on the length of employment with the Company. Specifically, if employment is terminated in the first year of employment, Mr. Tarr will be entitled to two months of severance payments. If employment is terminated in the second year of employment, Mr. Tarr will be entitled to three months of severance payments. If employment is terminated in the third year of employment or any time thereafter, Mr. Tarr will be entitled to six months of severance payments. His current compensation shall mean the sum of his base salary.

21

Section 162(m) Treatment Regarding Performance-Based Equity Awards

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”), a public company is generally denied deductions for compensation paid to certain of its Named Executives to the extent the compensation for any such individual exceeds $1,000,000 for the taxable year. Certain performance-based compensation approved by the Company’s stockholders is not subject to this deduction limit. Generally, in structuring compensation for the Company’s Named Executives, the Company considers whether a form of compensation will be deductible; however, other factors as discussed above may be of greater importance than preserving deductibility for a particular form of compensation.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed the foregoing compensation discussion and analysis and discussed with the Company’s management the information set forth herein. Based on such review and discussions with management, the Compensation Committee recommended to the Board that the foregoing compensation discussion and analysis be included in this Proxy Statement.

The Compensation Committee

Daniel R. Maurer, Chair

Cheryl A. Larabee

E. Todd Heiner

Summary Compensation Table

The following table summarizes information for the fiscal years ended December 31, 2014, 2013 and 2012, concerning the compensation paid (salary and bonus) or granted (stock-based compensation) to our Named Executives who served as executive officers as during 2014.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Option and Restricted Stock Awards ($)(1)		All Other Compensation ($)		Total ($)
Randall L. Hales	2014	$696,400	$--	$677,026		$20,704	(2)	$1,394,130
Chief Executive Officer,	2013	$695,633	$27,200	$658,001		$24,160	(3)	$1,404,994
President, & Director	2012	$533,333	$160,625	$470,967		$25,552	(4)	$1,191,477

Brandon T. O’Brien	2014	$404,400	$--	$205,777		$20,704	(5)	$630,881
Chief Financial Officer	2013	$400,183	$19,200	$376,550		$24,160	(6)	$820,093
	2012	$390,625	$220,000	$376,554		$38,191	(7)	$1,025,370

Steve Tarr (9)	2014	$62,500	$--	$37,501		$3,284	(8)	$103,285
Chief Operating Officer

Jason Schwartz (10)	2014	$310,529	$--	$--	(11)	$9,573	(12)	$320,102
Former Chief Operating Officer	2013	$82,788	$8,438	$224,999		$--		$316,225

(1)	This column shows the full grant date fair market value of the restricted stock awards and options granted as computed under ASC Topic 718 and the expense attributable to restricted stock awards and options granted that will be recorded over the vesting period (excluding estimates for forfeitures in case of awards with service-based vesting). Assumptions and methodologies used in the calculation of these amounts are included in footnotes to the Company’s audited financial statements for the fiscal years ended December 31, 2014, 2013, and 2012, which are included in the Company’s Annual Reports on Form 10-K filed with the Securities and Exchange Commission.

(2)	All other compensation for Mr. Hales for 2014 consisted of: $10,704 in employer-paid health insurance premiums and $10,000 in matching 401(k) contributions.

(3)	All other compensation for Mr. Hales for 2013 consisted of: $14,160 in employer-paid health insurance premiums and $10,000 in matching 401(k) contributions.

(4)	All other compensation for Mr. Hales for 2012 consisted of: $11,952 in employer-paid health insurance premiums and $13,600 in matching 401(k) contributions.

22

(5)	All other compensation for Mr. O’Brien for 2014 consisted of: $10,704 in employer-paid health insurance premiums and $10,000 in matching 401(k) contributions.

(6)	All other compensation for Mr. O’Brien for 2013 consisted of: $14,160 in employer-paid health insurance premiums and $10,000 in matching 401(k) contributions.

(7)	All other compensation for Mr. O’Brien for 2012 consisted of: $11,952 in employer-paid health insurance premiums; $7,750 for use of Company-owned vehicles; $12,892 in matching 401(k) contributions; and $5,597 for other board-approved expenses.

(8)	All other compensation for Mr. Tarr for 2014 consisted of: $1,784 in employer-paid health insurance premiums and $1,500 in matching 401(k) contributions.

(9)	Mr. Tarr was hired as COO on October 1, 2014.

(10)	Mr. Schwartz resigned as COO on October 1, 2014.

(11)	Mr. Schwartz was granted (1) 50,228 RSUs on January 8, 2014 with a grant date fair market value of $229,543, which were scheduled to vest based on the passage of time 50% on each anniversary date and (2) 23,861 RSUs on April 3, 2014 with a grant date fair market value of $109,999, which were scheduled to vest based on the achievement of various performance metrics on March 16, 2015. Both of these grants were forfeited upon the resignation of Mr. Schwartz and thus are not listed in the table above.

(12)	All other compensation for Mr. Schwartz for 2014 consisted of: $8,027 in employer-paid health insurance premiums and $1,546 in matching 401(k) contributions.

Grants of Plan-based Awards

The following table summarizes plan-based compensation granted to the Named Executives during the fiscal years ended December 31, 2014 and 2013 under the Company’s 2013 Equity Incentive Award Plan

Name	Year	Grant Date	Restricted Stock Awards: Time-based Vesting (#) (1)		Restricted Stock Awards: Performance- based Vesting (#) (2)		Grant Date Fair Value of Restricted Stock (3)
Randall L. Hales	2014	April 3, 2014	--		47,587		$219,376
	2014	January 8, 2014	100,142	(4)	--		$457,650
	2013	January 15, 2013	89,160	(5)	--		$658,001

Brandon T. O’Brien	2014	April 3, 2014	--		14,490		$66,799
	2014	January 8, 2014	30,411	(4)	--		$138,978
	2013	January 15, 2013	51,023	(5)	--		$376,550

Steve Tarr	2014	October 1, 2014	--		7,089		$37,501

Jason J. Schwartz	2014	April 3, 2014	--		23,861	(6)	$109,999
	2014	January 8, 2014	50,228	(6)	--		$229,543
	2013	August 5, 2014	44,910	(7)	--		$224,999

(1)	This column shows the number of RSU awards whose vesting is based solely on the continued employment of the Named Executive.

23

(2)	This column shows the number of RSU awards whose vesting is based on the achievement of specified metrics determined and agreed-to on the grant date. These awards were granted on April 3, 2014 and vested on March 16, 2015 based on the achievement of the specific metrics. Due to the Company’s performance relative to these awards’ predetermined performance metrics, the CEO, CFO, and COO earned 97.5% of these performance-based awards. As discussed previously, the Compensation and Stock Option Committee determined during 2015 that all 2015 awards to the CEO, CFO, and COO will be performance-based awards and will only vest upon the achievement of predetermined goals and successful Company performance. The threshold, target, and maximum RSUs for the 2014 performance-based awards is described in the table below:

Name	Threshold RSUs (#)	Target RSUs (#)	Maximum RSUs (#)
Randall L. Hales,	--	47,587	54,725

Brandon T. O’Brien	--	14,490	16,664

Steve Tarr	--	7,089	8,152

(3)	This column shows the full grant date fair market value of the restricted stock awards granted as computed under ASC Topic 718 and the expense attributable to these awards that will be recorded over the vesting period (excluding estimates for forfeitures in case of awards with service-based vesting). Assumptions and methodologies used in the calculation of these amounts are included in footnotes to the Company’s audited financial statements for the fiscal year ended December 31, 2014, which are included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

(4)	These awards granted to Messrs. Hales and O’Brien vested 50% on January 8, 2015 and the remaining 50% will vest on January 8, 2016.

(5)	These awards granted to Messrs. Hales and O’Brien vested on December 15, 2013.

(6)	Both of these grants were forfeited upon the resignation of Mr. Schwartz on October 1, 2014 and thus no stock was ultimately delivered.

(7)	This award granted to Mr. Schwartz vested fully on July 1, 2014.

Option Exercises and Restricted Stock Vested Table

The following table summarizes options exercised and restricted stock vested during the fiscal year ended December 31, 2014 and 2013 by the Named Executives.

		Restricted Stock
Name	Year	Number of Shares Acquired on Vesting ($/Share)(1)		Value Realized Upon Vesting ($)(2)
Randall L. Hales	2014	16,667	(3)	$96,169

Brandon T. O’Brien	2014	16,666		$69,997

Steve Tarr	2014	--		$--

Jason J. Schwartz	2014	44,910	(4)	$220,508

(1)	This column shows the number of share-based awards exercised (options and warrants) or vested (restricted stock or RSUs).

(2)	This column is computed as the difference between the market price of the underlying securities at exercise and the exercise price paid by the executive to acquire the security.

(3)	Mr. Hales elected to have the Company retain 7,333 shares from this amount as part of a net share settlement to cover the outstanding tax liability related to the vesting of awards.

(4)	Mr. Schwartz elected to have the Company retain 5,838 shares from this amount as part of a net share settlement to cover the outstanding tax liability related to the vesting of awards.

24

Outstanding Equity Awards at Fiscal Year-end December 31, 2014

This table provides information on the year-end 2014 holdings of stock options and RSUs by the Named Executives.

	Stock Options				Restricted Stock Units
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Not Exercisable	Option Exercise Price ($/Share)	Option Expiration Date	Number of Restricted Stock Units That Have Not Vested (#)		Market Value of Restricted Stock Units That Have Not Vested ($)
Randall L. Hales	61,694	--	$5.13	October 13, 2015	--		$--
	--	--	$--	--	100,142	(1)	$679,964
	--	--	$--	--	47,587	(2)	$323,116

Brandon T. O’Brien	60,000	--	$2.53	February 5, 2015	--		$--
	--	--	$--	--	30,411	(1)	$206,491
	--	--	$--	--	14,490	(2)	$98,387

Steve Tarr	--	--	$--	--	7,089	(2)	$48,134

(1)	These awards granted to Messrs. Hales O’Brien vested 50% on January 8, 2015 and the remaining 50% will vest on January 8, 2016.

(2)	The awards were granted on April 3, 2014 and vested on March 16, 2015 based on the achievement of the specified metrics determined and agreed-to on the grant date. Due to the Company’s performance relative to these awards’ predetermined performance metrics, the CEO, CFO, and COO earned 97.5% of these performance-based awards. As discussed previously, the Compensation Committee determined during 2015 that all 2015 awards to the CEO, CFO, and COO will be performance-based awards and will only vest upon the achievement of predetermined goals and successful Company performance.

Potential Payments upon Termination or Change in Control

The information below describes and quantifies certain payments or benefits that would be payable under the existing plans and programs of the Company and its subsidiaries if a Named Executives’ employment were terminated or the Company undergoes a change in control. These benefits are in addition to benefits generally available to all salaried employees of the Company in connection with a termination of employment, such as disability and life insurance benefits and the value of employee-paid group health plan continuation coverage under the Consolidated Omnibus Reconciliation Act, or “COBRA.” As noted above, Randall Hales, Brandon O’Brien, and Steve Tarr have separate employment agreements with the Company that include severance and change-in-control provisions.

Accelerated Vesting of Stock Options and Stock Awards Upon Change In Control

Under both the 2007 Stock Incentive Plan and the 2013 Equity Incentive Award Plan, the Compensation Committee, which administers such plans, at its sole and absolute discretion, has the ability to accelerate the vesting of awards granted under such plans, though such acceleration of vesting is not mandated. Additionally, the One-time CEO Award that vests on March 15, 2016 based upon the achievement of certain performance metrics includes a provision that automatically vests the award if a change in control occurs prior to the vesting date.

25

DIRECTOR COMPENSATION

The Company uses cash compensation and stock-based incentive compensation to attract and retain qualified candidates to serve as directors.  In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill level required by the Company of its directors.

The Company has granted restricted stock to its non-employee directors concurrent with their appointment to the Board.

Director Summary Compensation Table for 2014

The table below summarizes the compensation paid (fees) or granted (stock-based compensation) by the Company to its non-employee directors for the year ended December 31, 2014.

Name	Fees Earned ($)	Restricted Stock Awards ($)(1)	Total ($)
Cheryl A. Larabee	$116,212	$107,526	$223,738
E. Todd Heiner	$58,106	$53,763	$111,869
Daniel R. Maurer	$58,106	$53,763	$111,869
Bradley J. Holiday	$58,106	$53,763	$111,869

(1)	This column shows the full grant date fair market value of the restricted stock awards granted as computed under ASC Topic 718 and the expense attributable to these awards that will be recorded over the vesting period (excluding estimates for forfeitures in case of awards with service-based vesting). Assumptions and methodologies used in the calculation of these amounts are included in footnotes to the Company’s audited financial statements for the fiscal year ended December 31, 2014, which are included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Security Ownership of Directors and Named Executives

The following table sets forth the beneficial ownership of the Common Stock as of April 13, 2015, for each director and nominee for director, each Named Executive, and by all directors (including nominees) and executive officers of the Company as a group.

Beneficial ownership is determined in accordance with the SEC rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock granted as RSUs (excluding RSUs granted subject to performance conditions that have not yet been realized) and stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of April 13, 2015, were deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and was based upon the number of shares of the Common Stock issued and outstanding, as of April 13, 2015, which was 29,513,058 shares.

Name	Common Stock	Unvested Restricted Stock Units	Options and Warrants Exercisable	Total	Beneficial Ownership
Randall L. Hales	186,492	50,071	61,694	298,257	1.1%
Brandon T. O’Brien	695,929	15,206	--	711,135	2.4%
Steve Tarr	4,147	--	--	4,147	*	%
Cheryl A. Larabee	46,151	15,830	92,541	154,522	*	%
E. Todd Heiner	40,723	7,915	--	48,638	*	%
Daniel R. Maurer	35,838	7,915	--	43,753	*	%
Bradley J. Holiday	25,063	7,915	--	32,978	*	%
All officers and directors as a group (7 persons)	1,034,343	104,852	154,235	1,293,430	4.4%

* Less than one percent.

26

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of April 13, 2015, certain information regarding each entity who is known to be the beneficial owner of more than 5% of any class of our voting stock. Unless otherwise indicated below, to our knowledge, all persons listed below had sole voting and investing power with respect to their shares of capital stock, except to the extent authority was shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of April 13, 2015, were deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and was based upon the number of shares of the Common Stock issued and outstanding, as of April 13, 2015, which was 29,513,058 shares.

Title of Class	Name and Address of Beneficial Owners (2)	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Common Stock	RBC Global Asset Management (U.S) Inc. 100 South Fifth Street, Suite 2300 Minneapolis, Minnesota, 55402	3,720,648	(1)	12.6%

Common Stock	Blackrock, Inc. 40 East 52nd Street New York, New York 10022	1,612,481	(2)	5.5%

(1)	The information reported is based on a Schedule 13G filed with the SEC on February 3, 2015 by RBC Global Asset Management (U.S.) Inc., an investment advisor. Pursuant to the Schedule 13G, RBC Global Asset Management (U.S.) Inc. reports shared voting power with respect to 2,393,053 shares of Common Stock and shares dispositive power with respect to 3,720,648 shares of Common Stock. The address of RBC Global Asset Management (U.S.) Inc. is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2)	The information reported is based on a Schedule 13G filed with the SEC on January 12, 2015 by BlackRock, Inc. Pursuant to the Schedule 13G, BlackRock, Inc. reports sole voting power with respect to 1,612,481 shares of Common Stock and sole dispositive power with respect to 1,612,481 shares of Common Stock. The address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm (independent auditors) to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2015. The Company is seeking stockholder ratification of such action. Stockholder ratification of the appointment of KPMG is not required by our bylaws or otherwise. However, we are submitting the appointment of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will consider whether or not to retain KPMG. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Audit Fees

For the years ended December 31, 2014 and 2013, we incurred fees to KPMG. Audit fees include the annual audit, the audit of the effectiveness of internal control over financial reporting, quarterly reviews, and accounting consultations. Tax fees include U.S., foreign and state income tax preparation and tax consultation. The Audit Committee believes KPMG’s independence has not been impaired by their non-audit services.

27

A summary of fees incurred to KPMG in 2014 and 2013 appears below:

Fee Category	2014	2013
Audit	$789,695	$779,603
Audit-related	--	--
Tax	55,752	129,215
Other	--	30,000
Total	$845,447	$938,818

It is the policy of the Audit Committee to pre-approve audit, audit-related, tax and non-audit services to be performed by the independent registered public accounting firm and the related fees. The Audit Committee is authorized to delegate, within specified limits, the pre-approval of such services and fees to an individual member of the Audit Committee, provided that such individual shall report any decisions to pre-approve such services and fees to the full Audit Committee at its next regularly scheduled meeting. During 2014, no fees were approved by the Audit Committee after services were performed pursuant to the de minimis exception established by the SEC.

REPORT OF THE AUDIT COMMITTEE

In connection with the financial statements for the year ended December 31, 2014, the Audit Committee has:

(1)	Reviewed and discussed the audited financial statements with management;

(2)	Discussed with KPMG, the Company’s independent registered public accounting firm, the matters required to be discussed under Public Company Accounting Oversight Board standards; and

(3)	Received the written disclosure and letter from KPMG regarding the independent registered public accounting firm’s independence required by the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm, the registered public accounting firm’s independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board at the February 20, 2015 meeting of the Board that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission. The Board approved this inclusion.

The Audit Committee

Bradley J. Holiday (Chair)
Cheryl A. Larabee
E. Todd Heiner
Daniel R. Maurer

It is expected that representatives of KPMG will attend the Meeting and be available to make a statement or respond to appropriate questions.

The Board RecommendS that Stockholders Vote FOR the Ratification of Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm (Independent Auditors).

KPMG, independent registered public accountants, were engaged as our independent registered public accounting firm for the years ended 2011 to 2014.

28

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), requires that we include in this Proxy Statement for the 2014 Annual Meeting of Stockholders a non-binding, advisory stockholder vote to approve the compensation of our Named Executives as described in the above under Executive Compensation, and the compensation tables, set forth in this Proxy Statement.

This proposal, commonly known as a “say-on-pay” proposal, is a non-binding vote, but gives stockholders the opportunity to express their views on the compensation of the Company’s named executives. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executives.

Accordingly, the following resolution is submitted for stockholder vote at the Annual Meeting:

RESOLVED, that the stockholders of ZAGG Inc approve, on an advisory basis, the compensation of its Named Executives as disclosed in the Proxy Statement for the Annual Meeting held June 11, 2015, pursuant to Item 402 of Regulation S-K, including the narrative discussion of executive compensation, the accompanying tabular disclosure regarding compensation of the Named Executives and the corresponding narrative disclosure and footnotes.

As an advisory vote, this proposal is not binding on the Board. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for the Company’s Named Executives.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVES, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4

To approve adoption of the ZAGG Inc

Employee stock purchase plan

Stockholders are requested in this Proposal to consider and approve the ZAGG Inc Employee Stock Purchase Plan (the “Plan”). The Board of Directors adopted, subject to stockholder approval, the Plan for employees of the Company and its subsidiaries, effective February 20, 2015.

The Board believes that awards to executives under the 2013 Plan will promote the success and enhance the value of the Company by:

•	More closely associating the interests of management and employees of the Company with the stockholders of the Company by reinforcing the relationship between participants’ rewards and stockholder gains;
•	Providing management and employees with an opportunity to acquire or increase their equity ownership in the Company;
•	Maintaining competitive compensation levels; and
•	Providing an incentive to management and employees to remain in continuing employment with the Company and to put forth maximum efforts for the success of its business.

The Plan is intended to provide employees of the Company and its subsidiaries with an opportunity to acquire an equity interest in the Company through the purchase of shares of Common Stock at periodic intervals.

A summary of the principal features of the Plan is set forth below and qualified by reference to the full text of the Plan, which is attached to this proxy statement as Appendix A.

29

Administration

The Plan is administered by the Compensation Committee, which has the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan’s administration and take any other actions necessary or desirable for the administration of the Plan including, without limitation, adopting sub-plans, applicable to particular Company Subsidiaries or locations. The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Compensation Committee are final and binding on all persons. All expenses of administering the Plan shall be borne by the Company.

Eligibility

Unless otherwise determined by the Compensation Committee in a manner that is consistent with Section 423 of the Code, any individual who is an eligible employee under the Plan as of the first day of the enrollment period designated by the Compensation Committee for a particular offering period shall be eligible to participate in such offering period, subject to the requirements of Section 423 of the Code. Notwithstanding any provision of the Plan to the contrary, no eligible employee participate in the Plan if (i) immediately after the commencement of the offering period, such eligible employee (or any other person whose stock would be attributed to such eligible employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary or (ii) such participation would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its subsidiaries to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

Offering Periods

The Plan will be implemented by a series of offering periods, each of which shall be six (6) months in duration, with new offering periods commencing on or about January 1 and July 1 of each year. The Compensation Committee has the authority to change the duration, frequency, start and end dates of offering periods from time to time.

Participation

An eligible employee may elect to participate in the Plan by properly enrolling in accordance with the terms of the Plan. Participation in the Plan is entirely voluntary. By enrolling in the Plan, the eligible employee authorizes payroll deductions from his or her pay check in an amount equal to at least 1%, but not more than 75% of his or her annual compensation on each pay day occurring during an offering period (or such other maximum percentage as the Compensation Committee may establish from time to time before an offering period begins). The Company will maintain records of all payroll deductions but have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Compensation Committee, a participant may not make any separate contributions or payments to the Plan. During an offering period, a participant may decrease or increase his or her rate of payroll deductions applicable to such offering period up to three times.

A participant must make an affirmative election to participate in the Plan and must complete a new enrollment for each offering period, as elections will not carryover from one offering period to the next.

Purchase of Shares

At the end of each offering period, each participant in the applicable offering period shall purchase a number of shares of Common Stock determined by dividing the participant’s accumulated payroll deductions by the applicable stock purchase price; provided, however, that in no event shall any participant purchase more than 4,000 shares of Common Stock during an offering Period (subject to adjustment and limitations set forth in the Plan). The participant’s accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the participant’s accumulated payroll deductions.

30

Shares Reserved for Plan

A total of 100,000 shares of Common Stock have been reserved as authorized for the grant of options under the Plan. The shares of Common Stock may be newly issued shares, treasury shares or shares acquired on the open market, but the Company expects to fund the Plan solely with shares purchased on the open market for the time being.

U.S. Federal Income Tax Consequences

The following is a summary of the principal federal income tax consequences of certain transactions under the Plan. It does not describe all federal tax consequences under the Plan, nor does it describe state or local tax consequences.

The Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423(b) of the Code, which provides that an employee participating in the Plan is not required to pay any federal income tax when joining the Plan or when purchasing the shares of Common Stock at the end of an offering period. The participant is, however, required to pay federal income tax on the difference, if any, between the price at which he or she sells the shares and the price he or she paid for them.

If shares acquired under the Plan are sold more than two years after the first day of the offering pursuant to which the shares were purchased, the participant will generally recognize ordinary income for the year in which the sale occurs equal to the lesser of (a) 15% of the fair market value of the Common Stock on the first day of the offering period pursuant to which the shares were purchased or (b) the excess of the amount actually received for the shares over the amount paid. No taxable income results if the proceeds of the sale are equal to or less than the price paid for the shares. In addition, the employee may recognize long-term capital gain or loss in an amount equal to the difference between the proceeds of the sale and the participant’s basis in the shares (i.e., the participant’s purchase price plus the amount taxed to the employee as ordinary income). The participant will receive long-term capital gain or loss treatment if he or she has held the shares for at least 12 months. No deduction is allowed to Company.

If shares acquired under the Plan are sold within two years of the first day of the offering pursuant to which the shares were purchased, the employee will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the participant’s purchase price. This amount is reportable as ordinary income even if no profit was realized on the sale of shares or the shares were sold at a loss. Long-term or short-term (depending on the holding period for the shares) capital gain or loss will be recognized in an amount equal to the difference between the proceeds of sale and the participant’s basis in the shares. The amount reportable as ordinary income from a sale made within two years of the first day of the offering pursuant to which the shares were purchased will generally be allowed as a tax deduction to the Company.

New Plan Benefits

The actual number of shares that may be purchased by any participant under the Plan is not determinable in advance because the number is generally calculated using the contributed amount and the purchase price.

31

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2014, concerning securities authorized for issuance under all of ZAGG’s existing equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options and vesting of restricted stock	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	911	$4.83	10,255
Equity compensation plans not approved by security holders	—	—	—
Total	911	$4.83	10,255

In 2007, the Board adopted and in 2008 the Company’s stockholders approved the ZAGG Incorporated 2007 Stock Incentive Plan (the “2007 Plan”). The 2007 Plan was amended to increase the number of shares issuable under the 2007 Plan to 10,000. As of December 31, 2014, there were 6,164 shares available for grant under the 2007 Plan. In January 2013, the Board adopted and in June 2013 the Company’s stockholders approved the ZAGG Inc 2013 Equity Incentive Award Plan (the “2013 Plan”), a new equity incentive plan intended to replace the 2007 Plan. The 2013 Plan is an “omnibus plan” under which stock options, stock appreciation rights, performance share awards, restricted stock, and RSUs can be awarded. The 2013 Plan’s initial share reservation was 5,000 shares. The term of the plan is for 10 years from the date of its adoption. As of December 31, 2014, there were 4,091 shares available for grant under the 2013 Plan. Upon adoption of the 2013 Plan in January 2013, the Company ceased to grant awards pursuant to the 2007 Plan. All awards granted after January 2013 have been and will continue to be granted under the 2013 Plan. All awards that are outstanding under the 2007 Plan will continue to vest, be exercisable, and expire according to their respective terms.

Vote Required

The affirmative vote of a majority of the votes cast on the matter is required to approve the Plan. Because abstentions and broker non-votes are not treated as shares cast, they will not have the effect of a negative vote with respect to approval of the Plan.

The Board Recommends that Stockholders Vote FOR the APPROVAL

OF THE ZAGG INC Employee stock purchase plaN.

  _______________________

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, more than 5% of any class of our voting securities, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction during 2014 or in any presently proposed transaction which, in either case, has or will materially affect us.

The Company makes a concerted effort to review potential transactions with our executive officers and directors from the standpoint of whether any related party transaction issues would be involved, and reviews any such issues, including the approval, ratification, and disclosures relating to such transactions, on a case-by-case basis.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s executive officers, directors and 10% stockholders are required under Section 16 of the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of these reports must also be furnished to the Company.

To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2014, all of the persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC, except that a Form 4 for Randall L. Hales to report the retention by the Company of shares of Common Stock to satisfy Mr. Hales’ tax withholding obligations resulting from the vesting of previously granted RSUs should have been filed no later than December 27, 2012 but was instead filed on November 10, 2014.

32

STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS

If any stockholder intends to present a proposal to be considered for inclusion in the Company’s proxy material in connection with the Company’s 2016 Annual Meeting of Stockholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8—Stockholder Proposals) and received by the Secretary of the Company on or before December 22, 2015. Stockholder proposals to be presented at the 2016 Annual Meeting of Stockholders which are not to be included in the Company’s proxy materials must be received by the Company no earlier than March 13, 2016, nor later than April 12, 2016.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

In instances in which multiple holders of the Common Stock share a common address and are the beneficial owners, but not the record holders, of those shares of Common Stock, the holders’ banks, brokers or other nominees may only deliver one copy of this Proxy Statement and the Company’s 2014 Annual Report to Stockholders, unless the applicable bank, broker or nominee has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written request, a separate copy of this Proxy Statement and the Company’s 2014 Annual Report to Stockholders to any stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of this Proxy Statement and the Company’s 2014 Annual Report to Stockholders should submit a request by writing to Brandon T. O’Brien, Corporate Secretary, ZAGG Inc, 3855 South 500 West, Suite J, Salt Lake City, Utah 84115. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

OTHER BUSINESS

The Company’s management does not know of any other matter to be presented for action at the Meeting. However, if any other matters should be properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

/s/ Brandon T. O’Brien
Brandon T. O’Brien
Chief Financial Officer, Corporate Secretary
Salt Lake City, Utah
April 20, 2015

33

ZAGG Inc

Annual Meeting of Stockholders

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the

Annual Meeting on June 11, 2015

The undersigned appoints Randall L. Hales or Brandon T. O’Brien of ZAGG Inc with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of stockholders of ZAGG Inc, to be held June 11, 2015, beginning at 9:00 am, MDT, at its corporate offices located at 3855 South 500 West Suite J, Salt Lake City, Utah 84115, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to stockholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated ☒	Total Number of Shares Held:
Certificate Number(s)

This proxy when properly signed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED BELOW AND FOR PROPOSALS 2, 3 AND 4.

1.	Election of Directors

Nominees –	Randall L. Hales
Cheryl A. Larabee
E. Todd Heiner
Bradley J. Holiday
Daniel R. Maurer

FOR Election of ALL Nominees	AGAINST Election of ALL Nominees	ABSTAIN
☐	☐	☐

Except vote withheld from the following nominee listed above.  (INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee’s name in the list below.)

Randall L. Hales

Cheryl A. Larabee

E. Todd Heiner

Bradley J. Holiday

Daniel R. Maurer

2.	Ratification of the Appointment of KPMG LLP as independent registered public accounting firm for the Company

FOR Ratification	AGAINST Appointment	ABSTAIN

☐	☐	☐

3.	To provide an advisory approval of the compensation of our named executives

FOR	AGAINST	ABSTAIN

☐	☐	☐

34

4.	Approval of the ZAGG Inc Employee Stock Purchase Plan

FOR	AGAINST	ABSTAIN

☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

Print Name	Signature	Date

Please provide updated address information as necessary: ___________________________________________

________________________________________________________________________________________

35

ZAGG INC
ATTN: TAYLOR D. SMITH
3855 S 500 W, SUITE J
SALT AKE CITY, UT 84115

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Randall L. Hales 02 Cheryl A. Larabee 03 E. Todd Heiner 04 Bradley J. Holiday 05 Daniel R. Maurer

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

35

36

ZAGG INC
EMPLOYEE STOCK PURCHASE PLAN

1.                  Purpose. This ZAGG Inc Employee Stock Purchase Plan (the “Plan”) is intended to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock at periodic intervals. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code (although the Company makes no undertaking or representation to maintain such qualification) and the Plan shall be interpreted in a manner that is consistent with that intent. In addition, the Plan authorizes the grant of purchase rights which do not qualify under Section 423 of the Code but that are designed to achieve desired tax, securities law or other objectives for eligible employees of the Company or one or more of the Company’s Corporate Affiliates or Designated Affiliates in particular locations outside the United States

2.                  Definitions.

“Board” or “Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the committee appointed by the Board to administer the Plan.

“Common Stock” means the common stock of the Company, par value $.001 per share.

“Company” means ZAGG Inc, a Nevada corporation, including any successor thereto.

“Compensation” means base salary, wages, annual bonuses and commissions paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, vacation pay, holiday pay, jury duty pay and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards.

“Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Code.

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining shareholder approval in accordance with Section 19.10 hereof.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

“Eligible Employee” means an Employee who (i) has been employed by the Company or a Participating Subsidiary for at least one (1) month and (ii) is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” of the Company or a Participating Subsidiary (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees.

“Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the shares of Common Stock as determined below. If the shares are listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal. In the absence of an established market for the shares, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Offering Date” means the first Trading Day of each Offering Period as designated by the Committee.

“Offering or Offering Period” means a period of six months beginning each January 1st and July 1st of each year; provided, that, pursuant to Section 5, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in the Plan.

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in the Plan and the Sub-Plan, and such other Subsidiaries that may be designated by the Committee from time to time in its sole discretion.

“Plan” means this ZAGG Inc Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

“Purchase Date” means the last Trading Day of each Offering Period.

“Purchase Price” means an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided, that the Committee may determine with respect to any Offering Period, so long as such determination is made and communicated to Participants prior to the first day of the enrollment period designated by the Committee for such Offering Period, that the Purchase Price with respect to such Offering Period shall mean an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or shall mean an amount equal to the lower of eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date of the Purchase Date; provided, further, that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Sub-Plan” means the Company’s International Employee Stock Purchase Plan, as set forth in Exhibit A hereto, and as amended from time to time.

“Subsidiary” means any corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

“Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

3.                  Administration. The Plan shall be administered by the Committee which shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan’s administration and take any other actions necessary or desirable for the administration of the Plan including, without limitation, adopting sub-plans, including the Sub-Plan, applicable to particular Participating Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code and designed to achieve desired tax, securities law or other objectives for eligible employees of the Company or one or more of the Company’s Participating Subsidiaries in particular locations outside the United States. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Committee shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Company.

4.                  Eligibility. Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code. Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

5.                  Offering Periods. The Plan shall be implemented by a series of Offering Periods, each of which shall be six (6) months in duration, with new Offering Periods commencing on or about January 1 and July 1 of each year. The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods from time to time.

6.                  Participation.

6.1.            Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in the Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her pay check in an amount equal to at least 1%, but not more than 75% of his or her Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins). Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to the Plan.

6.2.            Election Changes. During an Offering Period, a Participant may decrease or increase his or her rate of payroll deductions applicable to such Offering Period up to three times. To make such a change, the Participant must submit a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen days before the Purchase Date. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen days before the start of the next Offering Period.

6.3.            No Automatic Re-enrollment. A Participant must make an affirmative election to participate in the Plan and must complete a new Enrollment Form for each Offering Period, as elections will not carryover from one Offering Period to the next.

7.                  Grant of Option. On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than 4,000 shares of Common Stock during an Offering Period (subject to adjustment in accordance with Section 18 and the limitations set forth in Section 13 of the Plan).

8.                  Exercise of Option/Purchase of Shares. A Participant’s option to purchase shares of Common Stock will be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account. No fractional shares may be purchased but notional fractional shares of Common Stock will be allocated to the Participant’s ESPP Share Account to be aggregated with other notional fractional shares of Common Stock on future Purchase Dates, subject to earlier withdrawal by the Participant in accordance with Section 10 or termination of employment in accordance with Section 11.

9.                  Transfer of Shares. As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. Shares shall be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and the shares of Common Stock shall be retained with such Designated Broker for at least one (1) year following deposit and the Committee may require that such shares of Common Stock be retained for an additional specified period of time necessary to avoid a disqualifying disposition of such shares under the U.S. Federal tax laws. Participants will not have any voting, dividend or other rights of a shareholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 9.

10.              Withdrawal.

10.1.        Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least fifteen days before the Purchase Date. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following receipt of the Participant’s Enrollment Form indicating his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1 of the Plan.

10.2.        Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

11.              Termination of Employment; Change in Employment Status. Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an Eligible Employee, which in either case occurs at least thirty days before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan and the payroll deductions in the Participant’s notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 17, and the Participant’s option shall be automatically terminated. If the Participant’s termination of employment or change in status occurs within thirty days before a Purchase Date, the accumulated payroll deductions shall be used to purchase shares on the Purchase Date.

12.              Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan or in the Sub-Plan.

13.              Shares Reserved for Plan.

13.1.        Number of Shares. A total of 100,000 shares of Common Stock have been reserved as authorized for the grant of options under the Plan and the Sub-Plan. The shares of Common Stock may be newly issued shares, treasury shares or shares acquired on the open market.

13.2.        Over-subscribed Offerings. The number of shares of Common Stock which a Participant may purchase in an Offering under the Plan and the Sub-Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan or the Sub-Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering would exceed the total number of shares of Common Stock remaining available under the Plan and the Sub-Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan and the Sub-Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

14.              Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 17 hereof) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

15.              Application of Funds. All payroll deductions received or held by the Company under the Plan or the Sub-Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

16.              Statements. Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to the Plan or the Sub-Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

17.              Designation of Beneficiary. A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant’s ESPP Share Account under the Plan or the Sub-Plan in the event of such Participant’s death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death prior to the Purchase Date of an Offering Period.

18.              Adjustments Upon Changes in Capitalization; Dissolution or Liquidation; Corporate Transactions.

18.1.        Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or the Sub-Plan, the Committee will, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under the Plan and the Sub-Plan, the Purchase Price per share and the number of shares of Common Stock covered by each outstanding option under the Plan and the Sub-Plan, and the numerical limits of Section 7 and Section 13.

18.2.        Dissolution or Liquidation. Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Purchase Date and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Purchase Date will be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

18.3.        Corporate Transaction. In the event of a Corporate Transaction, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or Subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the option, the Offering Period with respect to which the option relates will be shortened by setting a new Purchase Date on which the Offering Period will end. The new Purchase Date will occur before the date of the Corporate Transaction. Prior to the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

19.              General Provisions.

19.1.        Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.

19.2.        No Right to Continued Service. Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

19.3.        Rights as Shareholder. A Participant will become a shareholder with respect to the shares of Common Stock that are purchased pursuant to options granted under the Plan and the Sub-Plan when the shares are transferred to the Participant’s ESPP Share Account. A Participant will have no rights as a shareholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a shareholder as provided above.

19.4.        Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

19.5.        Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

19.6.        Compliance with Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

19.7.        Term of Plan. The Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 19.8, shall have a term of ten years.

19.8.        Amendment or Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 18). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

19.9.        Applicable Law. The laws of the State of Utah shall govern all questions concerning the construction, validity and interpretation of the Plan and the Sub-Plan, without regard to such state’s conflict of law rules.

19.10.    Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

19.11.    Section 423. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Any provision of the Plan that is inconsistent with Section 423 of the Code shall be reformed to comply with Section 423 of the Code.

19.12.    Withholding. To the extent required by applicable Federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.

19.13.    Severability. If any provision of the Plan or the Sub-Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan or the Sub-Plan, as the case may be, shall be construed as if such invalid or unenforceable provision were omitted.

19.14.    Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

Exhibit A

ZAGG INC
INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
(Sub-Plan of the ZAGG Inc Employee Stock Purchase Plan)

1.                  Purpose. This ZAGG Inc International Employee Stock Purchase Plan, a sub-plan of the ZAGG Inc Employee Stock Purchase Plan (the “Sub-Plan”) is intended to provide employees of the Company’s Foreign Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock at periodic intervals. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code (although the Company makes no undertaking or representation to maintain such qualification) and the Sub-Plan shall be interpreted in a manner that is consistent with that intent.

The administration and operation of the Sub-Plan and all provisions of this Sub-Plan shall be governed by the U.S. Plan, except as expressly otherwise provided herein.

The Sub-Plan became effective on the designated Effective Date.

2.                  Definitions. The definitions provided in Section 2 of the U.S. Plan shall govern the Sub-Plan, except the following terms shall have the meanings indicated:

“Eligible Employee” means an Employee who (i) has been employed by the Foreign Subsidiary for at least one (1) month and (ii) is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer or as an independent contractor or consultant pursuant to a contractual relationship with such employer.

“Foreign Subsidiary” means any Participating Subsidiary located outside the United States which is selected by the Committee to participate in this Sub-Plan.

“Participant” means an Eligible Employee of a Foreign Subsidiary who is actively participating in the Sub-Plan.

“U.S. Plan” means this ZAGG Inc Employee Stock Purchase Plan, to which this Sub-Plan is attached as an exhibit, and as amended from time to time.

3.                  Eligibility. Any individual who is an Eligible Employee of a Foreign Subsidiary as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period.

4.                  Participation. The enrollment and participation of Eligible Employees under the Sub-Plan shall be administered in accordance with the provisions of Section 6 of the U.S. Plan, provided that payroll deductions for any Participant shall be credited to the Participant initially in the currency in which paid by the Foreign Subsidiary until converted into U.S. Dollars. Accordingly, all purchases of Stock under the Sub-Plan are to be made with the U.S. Dollars into which the payroll deductions for the purchase period or other approved contributions have been converted.

A-1

5.                  Exercise of Option/Purchase of Shares. The exercise of options and the purchase of Common Stock under the Sub-Plan shall be administered in accordance with the provisions of Section 8 of the U.S. Plan. For purposes of determining the number of shares purchasable by a Participant, the accumulated payroll deductions for each Participant account during each Offering Period shall be converted into U.S. Dollars on the purchase date for that Offering Period on the basis of the exchange rate in effect on such date. The Committee shall have the absolute discretion to determine the applicable exchange rate to be in effect for each purchase date by any reasonable method (including, without limitation, the exchange rate actually used by the Company for its intra-Company financial transactions for the month of such transfer). Any changes or fluctuations in the exchange rate at which the payroll deductions or other approved contributions collected on the Participant’s behalf are converted into U.S. Dollars on each purchase date shall be borne solely by the Participant.

6.                  Shares Reserved for Plan. The Common Stock purchasable by Participants under the Sub-Plan shall be made available from shares reserved under the U.S. Plan and any shares issued under the Sub-Plan will reduce, on a share-for-share basis, the number of shares of Stock available for subsequent issuance under the U.S. Plan. Over-subscribed offerings shall be governed in accordance with the provisions of Section 13.2 of the U.S. Plan.

7.                  Adjustments Upon Changes in Capitalization; Dissolution or Liquidation; Corporate Transactions.

7.1.            Dissolution or Liquidation. Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Purchase Date and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Purchase Date will be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date and all payroll deductions for such Participant shall be converted to U.S. Dollars in accordance with Section 6 on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

7.2.            Corporate Transaction. In the event of a Corporate Transaction, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or Subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the option, the Offering Period with respect to which the option relates will be shortened by setting a new Purchase Date on which the Offering Period will end. The new Purchase Date will occur before the date of the Corporate Transaction. Prior to the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date and all payroll deductions for such Participant shall be converted to U.S. Dollars in accordance with Section 6 on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

8.                  General Provisions.

8.1.            No Right to Continued Service. Neither the Sub-Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

8.2.            Payment of Tax Obligations. To the extent required by applicable law, a Participant must make arrangements satisfactory to the Company for the payment of any tax obligations that arise in connection with the Sub-Plan.

A-2